SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2007

Zagg Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-52211	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 263-0699

Amerasia Khan Enterprises Ltd.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains forward-looking statements. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. Forward-looking statements usually contain the words “estimate,” “anticipate,” “believe,” “expect,” or similar expressions, and are subject to numerous known and unknown risks and uncertainties. In evaluating such statements, prospective investors should carefully review various risks and uncertainties identified in this Report, including the matters set forth under the captions “Risk Factors” and in the Company’s other SEC filings. These risks and uncertainties could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. The Company undertakes no obligation to update or publicly announce revisions to any forward-looking statements to reflect future events or developments.

ITEM 4.01	Change in Registrant’s Certifying Accountants.

Explanatory Note: Registrant is filing this Amended Current Report to correct and explain the disclosures made on its previously filed Current Report - Item 4.01. The text set forth below accurately reflects the Item 4.01 disclosures.

LBB & Associates Ltd., LLP, the independent accountant who had been engaged by Amerasia Khan Enterprises Ltd. (the predecessor Company to the Registrant, now “Zagg Incorporated”) as the principal accountant to audit its financial statements, was dismissed effective March 16, 2007. On March 16, 2007, the Board of Directors of the Company approved the engagement of Salberg & Company, P.A. as the new independent registered public accounting firm.

The decision to change the Company’s independent registered public accounting firm from LBB & Associates Ltd., LLP, to Salberg & Company, P.A. was approved by the Board of Directors of the Company.

The report of LBB & Associates Ltd., LLP, on the financial statements of Amerasia Khan Enterprises Ltd. as of and for the years ended March 31, 2005 and 2006 did not contain an adverse opinion, or a disclaimer of opinion, except that there was an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern. During the periods ended March 31, 2005 and 2006 and the interim period from April 1, 2006 through the date of dismissal, the Company did not have any disagreements with LBB & Associates Ltd., LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB & Associates Ltd., LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Prior to engaging Salberg & Company, P.A. the Company had not consulted Salberg & Company, P.A., regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the combined companies.

ITEM  9.01 Financial Statements and Exhibits

Exhibit No.	Description

16	Letter of LBB & Associates Ltd., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zagg Incorporated

  /s/ Robert G. Pedersen II
Robert G. Pedersen II
Chief Executive Officer and President

Date: March 22, 2007